Exhibit 99.1

New Chief Financial Officer Hire Strengthens Momentus’ Executive Leadership Team

SAN JOSE, Calif.--(BUSINESS WIRE)— April 5, 2023-- Momentus Inc. (NASDAQ: MNTS) ("Momentus" or the "Company"), a U.S. commercial space company that offers transportation and other in-space infrastructure services, welcomes new Chief Financial Officer (CFO) Eric Williams to the Company.

Williams will assume the role of CFO after the completion of activities to close the first quarter and completion of the Company’s next earnings call on May 11. At that time, all CFO responsibilities will be transitioned to Williams from Dennis Mahoney, Momentus interim CFO.

“Eric brings dynamic experience, a track record of proven results from his time at public companies and venture-backed organizations, and a growth mindset,” said Momentus Chief Executive Officer John Rood. “We’re glad to have Eric’s leadership and insight as we aim to be a trusted provider of in-space infrastructure, and we’re grateful to Dennis for his contributions to improving our operations during his time as interim CFO.”

Williams brings more than 25 years of experience in a wide array of finance and business functions. He has more than 15 years of dedicated experience leading the financial functions of technology-focused public companies where he successfully completed several strategic transactions while scaling operations, driving strategic planning, engaging with the public markets through investor relations, and preparing a division for an Initial Public Offering (IPO) on the NYSE. Williams has nearly a decade of experience serving in Chief Financial Officer and Chief Operating Officers roles at venture-backed growth companies and successfully raising capital and building teams and processes to grow and scale these organizations.

“I’m honored to be joining Momentus and look forward to being a key member of the team,” said Williams. “I’m excited about applying my experience and skills to help Momentus grow and become a leader in the space infrastructure market.”

About Momentus

Momentus is a U.S. commercial space company that offers in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development.

Forward-Looking Statements

This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the heading “Risk Factors” in the Annual Report on Form 10-K filed by the Company on March 7, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts

Investors
investors@momentus.space

Media
press@momentus.space